UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 31, 2024
_________________________________
Sonida Senior Living, Inc.
(Exact name of registrant as specified in its charter)
_________________________________
Delaware
(State or other jurisdiction of incorporation)

1-13445		75-2678809
(Commission File Number)		(IRS Employer Identification No.)

14755 Preston Road
Suite 810
Dallas,	Texas	75254
(Address of principal executive offices)		(Zip Code)
(972) 770-5600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
_________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 31, 2024, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Sonida Senior Living, Inc. a Delaware corporation (the “Company”) voted to dismiss RSM US LLP (“RSM”), effective May 31, 2024, as the Company’s independent registered public accounting firm. The Company is in the final stages to complete a competitive bidding process to engage a new independent registered public accounting firm.

The reports of RSM on the Company’s consolidated financial statements as of and for the two most recent fiscal years ended December 31, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainties, audit scope or accounting principles, except that RSM’s report dated March 30, 2023 contained an explanatory paragraph regarding the Company’s ability to continue as a going concern for the year ended December 31, 2022. There was no such paragraph in RSM’s report for the year ended December 31, 2023.

During the Company’s two most recent fiscal years ended December 31, 2023 and 2022, and in the subsequent interim periods through May 31, 2024: (i) there were no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in connection with its reports on the financial statements of the Company for such years and (ii) there were no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K except for the matters referenced below.

As disclosed in Item 9A of each of the Company’s Annual Reports on Form 10-K as of and for the years ended December 31, 2023 and 2022, there was a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions under the Exchange Act) related to a material weakness in the Company’s internal control over financial reporting. RSM provided written communication to the Audit Committee regarding this material weakness and they were discussed by RSM with the Company’s management and the Audit Committee. RSM has been authorized by the Company to respond fully to any inquiries of the successor independent registered public accounting firm of the Company concerning this reportable event.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided RSM with a copy of the above statements and has requested RSM to furnish it a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated June 3, 2024, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

16.1	Letter of RSM, dated June 3, 2024
104	Cover Page Interactive Date File-formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	Sonida Senior Living, Inc.

June 3, 2024	By:	/s/ KEVIN J. DETZ
	Name:	Kevin J. Detz
	Title:	Executive Vice President and Chief Financial Officer